                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)          March 12, 2004
                                                 -------------------------------

                                   AMTROL Inc.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

       Rhode Island                 0-20328                      05-0246955
--------------------------------------------------------------------------------
(State or Other Jurisdiction      (Commission                   (IRS Employer
    of Incorporation)             File Number)               Identification No.)

                   1400 Division Road, West Warwick, RI 02893
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code          (401) 884-6300
                                                   -----------------------------

                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


On February 27, 2004, AMTROL Inc. (the "Company") completed the sale of the stock of AMTROL Holdings GmbH ("Holdings") to DTT NOVA Beteiligungen GmbH & Co. KG for approximately 300,000 Euros or $375,000. Holdings' principal subsidiary is AMTROL Nova GmbH & Co. KG, a German based manufacturer of indirect fired water heaters. DTT Nova Beteiligungen GmbH & Co. is a German-based company that operates as a manufacturer of water heaters. The agreement related to the sale of Holdings is attached as Exhibit 2.1.






ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (b)  PRO FORMA FINANCIAL INFORMATION



Holdings' results of operations are included within the Company's Europe segment. The Company will treat the sale of Holdings as a discontinued operation in its quarterly report on Form 10-Q for the period ended March 31, 2004 and accordingly the results of operations of Holdings will be excluded from continuing operations for all periods presented in the Form 10-Q filing. In addition, the assets and liabilities of Holdings will be reflected as assets and liabilities from discontinued operations for all consolidated balance sheets presented in the Company's Form 10-Q for the period ended March 31, 2004. The unaudited historical condensed consolidated results of operations and balance sheets included within this unaudited pro forma condensed consolidated financial data do not reflect any adjustments to treat Holdings as a discontinued operation.

                          AMTROL INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2003
                                 (In thousands)



                                                                        ADJUSTMENTS TO
                                                       AMTROL           REFLECT ACTIVITY         AMTROL
                                                      UNAUDITED         OF HOLDINGS (1)         PRO FORMA
                                                    ------------        ----------------        ---------

Net sales                                             $ 196,157            $ (11,111)           $ 185,046

Cost of goods sold                                      156,164              (11,362)             144,802
                                                      ---------            ---------            ---------

    Gross profit                                         39,993                  251               40,244

Operating expenses:
    Selling                                              11,973                 (729)              11,244
    General and administrative                           16,468                 (841)              15,627
                                                      ---------            ---------            ---------

Income from operations                                   11,552                1,821               13,373

Other income (expense):
    Interest expense                                    (20,019)                   0              (20,019)
    Interest income                                          67                   (2)                  65
    Other income (expense), net                           7,639                 (524)               7,115
                                                      ---------            ---------            ---------

Income (loss) before provision (benefit) for
  income taxes                                             (761)               1,295                  534

Provision (benefit) for income taxes                      1,067                  (15)               1,052
                                                      ---------            ---------            ---------

Net income (loss)                                     $  (1,828)           $   1,310            $    (518)
                                                      =========            =========            =========

1.) Represents the elimination of revenue and other costs associated with the Holdings business sold to DTT NOVA Beteiligungen GmbH & Co. KG assuming the transaction occurred on January 1, 2003.

                          AMTROL INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                December 31, 2003
                                 (In thousands)


                                                                       ADJUSTMENTS            ADJUSTMENTS
                                                                       TO REFLECT              TO REFLECT
                                                   AMTROL           ASSETS/LIABILITIES      PROCEEDS FROM        AMTROL
ASSETS                                            UNAUDITED        SOLD TO THE BUYER (1)      THE SALE (2)     PRO FORMA
                                                 ------------     ----------------------   ------------------  ----------
CURRENT ASSETS:
Cash and cash equivalents                         $  13,488             $    (199)            $     125         $  13,414
Note receivable                                        --                    --                     250               250
Accounts receivable, net                             27,728                  (517)                 --              27,211
Inventories, net                                     25,908                (1,563)                 --              24,345
Tax refund receivable                                 1,838                  --                    --               1,838
Deferred income taxes - short-term                    1,681                  --                    --               1,681
Prepaid expenses and other                            1,198                   (72)                 --               1,126
                                                  ---------             ---------             ---------         ---------
     Total current assets                            71,841                (2,351)                  375            69,865
                                                  ---------             ---------             ---------         ---------

Property, Plant and Equipment, net                   35,089                (4,578)                 --              30,511
Goodwill                                            119,205                  --                    --             119,205
Deferred financing costs                              2,880                  --                    --               2,880
Deferred income taxes - long-term                     7,267                  --                    --               7,267
Other                                                   741                   (10)                 --                 731
                                                  ---------             ---------             ---------         ---------
                                                  $ 237,023             $  (6,939)            $     375         $ 230,459
                                                  =========             =========             =========         =========


LIABILITIES
CURRENT LIABILITIES:
Current maturities of long-term debt              $   2,957             $    --               $    --           $   2,957
Notes payable to banks                                9,283                  --                    --               9,283
Accounts payable                                     23,741                (1,171)                 --              22,570
Accrued expenses                                     11,470                  (741)                 --              10,729
Accrued interest                                        241                  --                    --                 241
Accrued income taxes                                    758                   (16)                 --                 742
                                                  ---------             ---------             ---------         ---------
     Total current liabilities                       48,450                (1,928)                 --              46,522
                                                  ---------             ---------             ---------         ---------

Other Noncurrent Liabilities                          4,381                  --                    --               4,381
Long-Term Debt, less current maturities             167,022                  --                    --             167,022
Total shareholders' equity                           17,170                (5,011)                  375            12,534
                                                  ---------             ---------             ---------         ---------
                                                  $ 237,023             $  (6,939)            $     375         $ 230,459
                                                  =========             =========             =========         =========




1.) The adjustments represent the transfer of assets and assumption of liabilities to DTT NOVA Beteiligungen GmbH & Co. KG assuming the transaction was consumated as of December 31, 2003.

2.)   Represents proceeds from the sale of Holdings.

AMTROL INC. AND SUBSIDIARIES


NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

1.   OVERVIEW


On February 27, 2004, AMTROL Inc. (the "Company") completed the sale of the stock of AMTROL Holdings GmbH ("Holdings") to DTT NOVA Beteiligungen GmbH & Co. KG for approximately 300,000 Euros or $375,000. Holdings' principal subsidiary is AMTROL Nova GmbH & Co. KG, a German-based manufacturer of indirect fired water heaters. DTT NOVA Beteiligungen GmbH & Co. KG is a German-based company that operates as a manufacturer of water heaters.

The unaudited pro forma condensed consolidated statement of operations and balance sheet include adjustments necessary to reflect the sale transaction as if it had occurred on January 1, 2003 and December 31, 2003, respectively. Such adjustments include the receipt of consideration and the elimination of revenue and costs as well as the assets and liabilities of Holdings.

The unaudited pro forma condensed consolidated financial statements have been prepared on the basis of preliminary estimates, which are subject to possible adjustment. The unaudited pro forma results may not be indicative of the results that actually would have been achieved if the sale transaction had been effected on the dates indicated above, or the results that will be achieved in the future.

(C)    EXHIBITS.

       The following exhibit is filed in conjunction with this document:

       Exhibit 2.1.    Share Purchase and Transfer Agreement
                                    dated February 27, 2004







SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                             AMTROL INC.


Date:   March 12, 2004                       By: /s/ LARRY T.GUILLEMETTE
     ------------------                        --------------------------------
                                                     Larry T. Guillemette,
                                                     Executive Vice President,
                                                     Chief Financial Officer and
                                                     Treasurer